UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2026

RxSight, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40690	94-3268801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Columbia
Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 521-7830

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RXST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2026, RxSight, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission to report, among other things, the appointment of Mark Wilterding as the Company’s Chief Financial Officer. The Company is filing this Current Report on Form 8-K/A to amend the Initial Report (i) to disclose certain compensation information related to Mr. Wilterding’s sign-on bonus that was not determinable at the time of the filing of the Initial Report and (ii) to correct the vesting schedule of the shares subject to the Option (as defined in the Initial Report).

As disclosed in the Initial Report, Mr. Wilterding entered into a confirmatory employment letter with the Company, dated December 15, 2025, effective as of January 11, 2026 (the “Employment Agreement”), and was entitled to receive a sign-on bonus in an amount determined based on terms specified in the Employment Agreement.

On March 10, 2026, the amount of Mr. Wilterding’s sign-on bonus was determined to be $169,348.10 based on the terms specified in the Employment Agreement. On March 13, 2026, the Company paid the sign-on bonus to Mr. Wilterding, less applicable payroll deductions and other required withholding.

This Current Report on Form 8-K/A is also being filed to correct the vesting schedule of the Option (as defined in the Initial Report). The shares subject to the Option are subject to vesting on the following terms: 25% of the shares subject to the Option will vest on the one-year anniversary of January 11, 2026, with the balance vesting equally monthly over the following three years, such that all of the shares subject to the Option will be fully vested four years from January 11, 2026, subject to Mr. Wilterding’s continued employment with the Company through each applicable vesting date and the terms of the applicable Option agreement.

Except as expressly set forth herein, this Current Report on Form 8-K/A does not amend the Initial Report in any way and does not modify or update any other disclosures contained in the Initial Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RxSight, Inc.

Date: March 19, 2026	By:	/s/ Ron Kurtz, M.D.
Ron Kurtz, M.D. Chief Executive Officer and President